UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      November 30, 2005
                                                      --------------------------

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         0-27290                                          11-3191686
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(Commission File Number)                       (IRS Employer Identification No.)


            37-16 23RD STREET
       LONG ISLAND CITY, NEW YORK                                  11101
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On November 30, 2005, KSW Mechanical Services, Inc., a wholly owned subsidiary of KSW, Inc. (the "Company") entered into a surety relationship with Chubb Group of Insurance Companies ("Chubb") pursuant to which Chubb agreed to provide surety bonds which are required on some construction projects.

           As is standard in the industry, bonds will be issued solely at the surety's discretion based on the particulars of each project to be bonded, as well as several other factors including, without limitation, the Company's net worth, working capital and the number and size of projects under construction. The Company will be contingently liable to the surety under a general indemnity agreement. The surety arrangement with Chubb will be an at-will arrangement subject to termination. The Company believes that the bonding program offered by Chubb will be sufficient given the volume and size of its contracts.

           Chubb is a leading surety company with a Standard & Poor's rating of "AA" and an A.M. best rating of A++.













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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KSW, INC.

                                      By: /s/ Floyd Warkol
                                          -----------------------------------
                                          Name: Floyd Warkol
                                          Title:  Chief Executive Officer




Date:  December 6, 2005






















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